5. LOANS, NET (Details) - USD ($) $ in Thousands	Jun. 30, 2016	Dec. 31, 2015
Loans Net Details
Loans	$ 382,767	$ 253,268
Less: Provision for credit losses	(5,239)	(2,609)
Less: Deferred loan origination fees	(3,145)	0
Loans, net	$ 374,383	$ 250,659